UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2025

Autolus Therapeutics plc
(Exact name of registrant as specified in its Charter)

England and Wales	001-38547	Not applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

The Mediaworks
191 Wood Lane
London	W12 7FP
United Kingdom
(Address of principal executive offices)(Zip Code)

(44) 20	3829 6230
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing one ordinary share, nominal value $0.000042 per share	AUTL	The Nasdaq Global Select Market
Ordinary shares, nominal value $0.000042 per share*	*	The Nasdaq Stock Market LLC*

*	Not for trading, but only in connection with the listing of the American Depositary Shares on The Nasdaq Global Select Market. The American Depositary Shares represent the right to receive ordinary shares and are being registered under the Securities Act of 1933, as amended, pursuant to a separate Registration Statement on Form F-6. Accordingly, the American Depositary Shares are exempt from the operation of Section 12(a) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 12a-8 thereunder.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Item 8.01 Other events.
On June 2, 2025, Autolus Therapeutics plc (the “Company”) published its UK Annual Report and Accounts for the year ended December 31, 2024 (the “UK Annual Report”) and distributed a notice of its annual general meeting to be held on June 26, 2025 (the “AGM”), a form of proxy and its UK Annual Report to its ordinary shareholders. The UK Annual Report, notice of the AGM and Form of Proxy are furnished herewith as Exhibits 99.1, 99.2, and 99.3, respectively, hereto.
On or about June 2, 2025, Citibank, N.A., in its capacity as the depositary bank (the “Depositary”) for the Company’s American Depositary Shares (“ADSs”), commenced mailing notice materials and voting cards to ADS holders to enable ADS holders of record as of May 27, 2025 to instruct the Depositary to vote the ordinary shares represented by their ADSs. If the Depositary receives timely voting instructions from an ADS holder, it will endeavor to vote the ordinary shares (in person or by proxy) represented by the holder’s ADSs in accordance with the ADS holder’s voting instructions. The ability of the Depositary to carry out voting instructions may be limited by practical and legal limitations and ADS holders may not receive voting materials in time to enable them to return voting instructions to the Depositary in a timely manner. The notice materials to be mailed by the Depositary to ADS holders will contain a link to the Company’s website where ADS holders can view and download the AGM notice distributed by the Company to its ordinary shareholders (which contains explanatory notes for the resolutions being voted on at the AGM) and the UK Annual Report.
The information contained in Exhibits 99.1, 99.2 and 99.3 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits
d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Annual Report and Financial Statements for the year ended 31 December 2024
99.2	Notice of Annual General Meeting
99.3	Form of Proxy
104	Cover Page Interactive Date File (embedded within the Inline XBRL document)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTOLUS THERAPEUTICS PLC
Dated: June 2, 2025	By:	/s/Christian Itin, Ph.D.
Name: Christian Itin, Ph.D.
Title: Chief Executive Officer